SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  March 20, 1997

       Trans-World Insurance Company d/b/a Educaid and ClassNotes Inc.(as
                 Sellers) on behalf of ClassNotes Trust 1997-I.


                           ClassNotes Inc., as Seller
                 Trans-World Insurance Company d/b/a Educaid, as
                Seller (Exact name of registrant as specified in
                                  its charter)

         Delaware                                  22-3400682
         Arizona                   333-18877       86-0255348
(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)     ID Number)


  3301 C Street, Suite 100-M, Sacramento, California       95816
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                                       N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events

  The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Commission on March 12, 1997; Commission File Number 1-10777) are hereby incorporated by reference into this Form 8-K and in the registration statement (No. 333-18877) on Form S-3 of The Money Store Inc., ClassNotes Inc. and Trans-World Insurance Company d/b/a Educaid.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                  Exhibit No.

                     8.1 Opinion of Rhoads & Sinon with respect to Pennsylvania tax matters.

                     3.1 Consent of Rhoads & Sinon (included as part of Exhibit 8.1).

                     3.2 Consent of KPMG Peat Marwick LLP, dated as of March 19, 1997, in connection with the consolidated financial statements of AMBAC Indemnity Corporation and
                             Subsidiaries.

                                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CLASSNOTES TRUST 1997-I

                                     By:


                                     TRANS-WORLD INSURANCE COMPANY, Seller
                                     CLASSNOTES INC., Seller


                                     By: /s/ Morton Dear
                                        Name:  Morton Dear
                                        Title: Executive Vice President
                                               of Trans-World Insurance Company
                                               d/b/a Educaid and ClassNotes Inc.



Dated: March 20, 1997

                                 EXHIBIT INDEX


Exhibit       Description of Exhibit                              Page No.

8.1           Opinion of Rhoads & Sinon with
              respect to Pennsylvania tax
              matters..................................................

23.1          Consent of Rhoads & Sinon
              (included as part of Exhibit 8.1)........................

23.2          Consent of KPMG Peat Marwick LLP,
              dated as of March 19, 1997...............................